SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 15, 2003

                          Berkshire Income Realty, Inc.
             (Exact Name of Registrant as Specified in its Charter)


Maryland                            001-31659                         32-0024337
(State or other jurisdiction       (Commission                  (I.R.S. Employer
of incorporations or organization)  File Number)             Identification No.)

One Beacon Street, Boston, Massachusetts                                   02108
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (617) 523-7722

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit
Number
---------------
99.1 Press Release, dated May 15, 2003, announcing the results of operations and financial condition of Berkshire Income Realty Predecessor Group for the three months ended and as of March 31, 2003.

ITEM 9. Regulation FD Disclosure

     On May 15, 2003, Berkshire Income Realty, Inc. issued a press release announcing the results of operations and financial condition of Berkshire Income Realty Predecessor Group for the three months ended and as of March 31, 2003. The press release is attached hereto as Exhibit 99.1. The information in this Current Report is being furnished pursuant to Item 12. Results of Operations and Financial Condition, under Item 9 of Form 8-K as directed in Securities and Exchange Commission Release No. 34-47583.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Berkshire Income Realty, Inc.

Date: May 19, 2003                                 By: /s/ David C. Quade
                                                       -------------------------
                                                   Name: David C. Quade
                                                   Title:President and Chief
                                                         Financial Officer




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